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                                 EXHIBIT INDEX

3.1 Form of Principal Underwriter Agreement for RiverSource Life Insurance Company Variable Annuities and Variable Life Insurance
4.25     Form of MVA Endorsement (form 44182)
4.26     Form of Withdrawal Charges Endorsement (form 44189)
4.27     Form of Age Endorsement (form 240496)
4.30     Form of TSA Plan Endorsement - RVSL (form 272865)
4.31     Form of TSA Plan Endorsement - AEL (form 272865)
4.32     Form of 401 Plan Endorsement -RVSL (form 272866)
4.33     Form of 401 Plan Endorsement - AEL (form 272866)
4.34     Form of Unisex Endorsement (form 272867)
4.35     Form of Fixed and Variable Annuity Contract (form 272876)
4.37     Form of Fixed and Variable Annuity Contract - RVSL (form 273954)
4.38     Form of Fixed and Variable Annuity Contract - AEL (form 273954)
4.39     Form of Contract Data Pages - AEL (form 273954 DPSIG)
4.40     Form of MAV GMIB Rider -RVSL (form 273961)
4.41     Form of MAV GMIB Rider - AEL (form 273961)
4.42     Form of 5% GMIB Rider - RVSL (form 273962)
4.43     Form of 5% GMIB Rider - AEL (form 273962)
4.44     Form of Greater of MAV or 5% GMIB Rider - RVSL (form 273963)
4.45     Form of Greater of MAV or 5% GMIB Rider - AEL (form 273963)
4.46     Form of Unisex Endorsement - RVSL (form 273964)
4.47     Form of Unisex Endorsement - AEL (form 273964)
4.48     Form of 5% Death Benefit Rider- RVSL (form 273965)
4.49     Form of 5% Death Benefit Rider- AEL (form 273965)
4.50     Form of Greater of MAV or 5% Death Benefit Rider - RVSL (form 273966)
4.51     Form of Greater of MAV or 5% Death Benefit Rider - AEL (form 273966)
4.52     Form of Contract Data Pages - RVSL (form 273954 DPSIG)
5.2      Form of Application (form 270234)
5.3      Form of Application (form 271843)
5.4      Form of Application (form 272878)
5.5      Form of Application (form 273630)
5.6      Form of Application  - RVSL (form 273967)
5.7      Form of Application - AEL (form 273967)
8.14 Copy of Amended and Restated Fund Participation Agreement dated September 1, 2006 among American Enterprise Life Insurance Company and J.P. Morgan Series Trust II.
8.17 Copy of Participation Agreement dated May 1, 2006 among American Enterprise Life Insurance Company, IDS Life Insurance Company, Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc.
9.       Opinion of Counsel and Consent
10.1 Consent of Independent Registered Public Accounting Firm for RiverSource Signature(SM) Variable Annuity
10.2 Consent of Independent Registered Public Accounting Firm for RiverSource Signature(SM) Select Variable Annuity.
13.1     Power of Attorney for RiverSource Life Insurance Company dated
         Jan. 2, 2007